AMENDMENT TO

   PHASE 2 GAS SALES AGREEMENT

   This Contract, to be called Amendment to Phase 2 Gas Sales Agreement, is made as of this 20th day of August, 1997 by and between Boundary Gas, Inc., a Delaware corporation (herein called "Boundary") and the following fifteen (15) United States companies signatory hereto (which collectively own all of the stock of Boundary): The Brooklyn Union Gas Company, Bay State Gas Company, Northern Utilities, Inc., New Jersey Natural Gas Company, Boston Gas Company, Yankee Gas Services Company, Consolidated Edison Company of New York, Inc., National Fuel Gas Distribution Corporation, Long Island Lighting Company, Connecticut Natural Gas Corporation, Essex County Gas Company, EnergyNorth Natural Gas, Inc., Valley Gas Company, Berkshire Gas Company, and Fitchburg Gas and Electric Light Company (herein collectively called "Repurchasers").

   W I T N E S S E T H:

   WHEREAS, the Gas Purchase Contract between Boundary and TransCanada PipeLines Limited ("TransCanada") dated September 14, 1987, as amended ("Gas Purchase Contract"), has been amended, in pertinent part, to reflect changes agreed upon in the resolution of certain pricing disputes between Boundary and TransCanada (a copy of which amendment is attached hereto);

   WHEREAS, the amendments to the Gas Purchase Contract involve the implementation of a U.S. pipeline rate refund protocol and impose a time limitation for adjusting overcharges and undercharges under the Gas Purchase Contract;

   WHEREAS, these amendments require corresponding amendments to the Gas Sales Agreement among Boundary and the Repurchasers dated September 14, 1987, as amended ("Gas Sales Agreement");

   NOW THEREFORE, the parties hereto agree to amend the Gas Sales
   Agreement, effective as of the date of the amendments to the Gas Purchase Contract, as follows:

   Article X, Section 5 shall be amended by inserting the phrase
   "and claimed within twelve (12) months of the date payment is due under the invoice containing such error" immediately after the word "Boundary," on the penultimate line thereof.

   Effective as of November 1, 1995, the Gas Sales Agreement is deemed amended as necessary to permit the implementation of the protocol entitled "Treatment of Increases in U.S. Pipeline Rates in the Calculation of the Price of Gas Pursuant to Article VII" and attached to an amending agreement between Alberta Northeast Gas Limited and TransCanada dated November 17, 1995.



   IN WITNESS WHEREOF, this Amendment to the Phase 2 Gas Sales
   Agreement is executed as of the date written above.



   ATTEST:   __________________________________ (Seal)
   BOUNDARY GAS, INC.
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   THE BROOKLYN UNION GAS COMPANY
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   NEW JERSEY NATURAL GAS COMPANY
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   YANKEE GAS SERVICES COMPANY
   By______________________________________

   ATTEST:    __________________________________ (Seal)
   CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
   By______________________________________

   ATTEST:    __________________________________ (Seal)
   NATIONAL FUEL GAS DISTRIBUTION CORPORATION
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   LONG ISLAND LIGHTING COMPANY
   By______________________________________

   ATTEST:    __________________________________ (Seal)
   CONNECTICUT NATURAL GAS CORPORATION
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   ESSEX COUNTY GAS COMPANY
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   ENERGYNORTH NATURAL GAS, INC.
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   VALLEY GAS COMPANY
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   BERKSHIRE GAS COMPANY
   By______________________________________

   ATTEST:    __________________________________ (Seal)
   FITCHBURG GAS AND ELECTRIC LIGHT COMPANY
   By______________________________________

   ATTEST:   __________________________________ (Seal)



   BAY STATE GAS COMPANY
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   NORTHERN UTILITIES, INC.
   By______________________________________

   ATTEST:   __________________________________ (Seal)
   BOSTON GAS COMPANY
   By______________________________________